Exhibit 10.85
CERTAIN PORTIONS OF THIS AGREEMENT AND THE ANNEXES THERETO WHICH ARE INDICATED BY “XXX” HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
TECHNOLOGY TRANSFER AGREEMENT
BETWEEN
CHINA PETROCHEMICAL INTERNATIONAL COMPANY LIMITED
AND
SYNTROLEUM CORPORATION
BEIJING, CHINA
AGREEMENT NO.: XXX

CONTENTS OF AGREEMENT

DEFINITIONS

CHAPTER 1.	OBJECT OF AGREEMENT

CHAPTER 2.	PRICE

CHAPTER 3.	PAYMENT AND TERMS OF PAYMENT

CHAPTER 4.	DELIVERY AND TERMS OF DELIVERY

CHAPTER 5.	RESTART OF CDF

CHAPTER 6.	TECHNICAL SUPPORT AND COOPERATION

CHAPTER 7.	WARRANTY AND LIABILITY

CHAPTER 8.	IMPROVEMENTS AND UPDATES

CHAPTER 9.	CONFIDENTIALITY

CHAPTER 10.	FORCE MAJEURE

CHAPTER 11.	TAXES AND DUTIES

CHAPTER 12.	ARBITRATION AND GOVERNING LAW

CHAPTER 13.	MISCELLANEOUS

CHAPTER 14.	ADDRESSES

SIGNATURE

CONTENTS OF ANNEXES

ANNEX 1	TECHNOLOGY DESCRIPTION

ANNEX 2	INTELLECTUAL PROPERTY

ANNEX 3	TECHNOLOGY DOCUMENTATION

ANNEX 4	CATOOSA DEMONSTRATION FACILITY (CDF)

ANNEX 5	TECHNOLOGY GUARANTEE

ANNEX 6	SOME TECHNOLOGY SPECIFICATIONS

ANNEX 7	RATE SHEET FOR TECHNICAL SUPPORT FROM SELLER

ANNEX 8	TECHNOLOGY EXPORT CERTIFICATE

TECHNOLOGY TRANSFER AGREEMENT
AGREEMENT NO.: XXX
This TECHNOLOGY TRANSFER AGREEMENT (the “AGREEMENT”) is made by and between China Petrochemical International Company Limited (“BUYER”), a Company incorporated in China with its principal offices located at No. 4 Huixindong Street, Chao Yang District, Beijing, China 100029, and Syntroleum Corporation (“SELLER”), which is registered in the State of Delaware, USA, and located at 5416 South Yale Avenue, Suite 400 Tulsa, OK 74135 USA.
WHEREAS, China Petroleum & Chemical Corporation (“SINOPEC”) and SELLER have signed a Memorandum of Understanding dated May 9, 2008 (the “MOU”), BUYER, as a wholly owned subsidiary company of SINOPEC, will on behalf of SINOPEC execute the provisions of the MOU.
WHEREAS, to reflect the terms and conditions set out in the MOU, SELLER and BUYER agreed to sign two agreements and one contract, the first being the INITIAL TECHNOLOGY AGREEMENT which has already been signed by BUYER and SELLER, and the second being this AGREEMENT, the third one being CDF Equipments And Material Transfer Contract which will be signed separately.
WHEREAS, the SELLER acknowledges and agrees that the BUYER, as a wholly owned subsidiary and trade arm of SINOPEC, is assigned as an agent for negotiating and executing the AGREEMENT. The PARTIES both agree that any and all rights and obligations of the BUYER stipulated in the AGREEMENT will be finally and substantially belong to SINOPEC.

The PARTIES agree to authorize their representatives to sign, as a result of friendly negotiation, this AGREEMENT under the following terms and conditions:
DEFINITIONS
1.
“AFFILIATES” means a corporation or other entity directly or indirectly controlling or controlled by a PARTY and which may be the parent company or any subsidiary thereof. For purposes of this definition, “control” means direct or indirect ownership of at least fifty (50%) percent of the equity in or the voting rights of such entity.

2.	“AGREEMENT” mean this TECHNOLOGY TRANSFER AGREEMENT, including the ANNEX and any written, agreed modification thereof.

3.	“ANNEX” means the Annexes incorporated by reference and attached to this AGREEMENT.

4.	“BUYER” means China Petrochemical International Company Limited. SELLER” means Syntroleum Corporation.

For the purpose of this AGREEMENT, BUYER and SELLER are collectively referred to herein as the “PARTIES” and individually as a “PARTY”, including each respective PARTY’s directors, officers and employees, and those of its AFFILIATES, if applicable.

5.
“CDF” means as of the date this AGREEMENT is executed, Catoosa Demonstration Facility, owned by SELLER located in Catoosa, Oklahoma, U.S.A., but excluding the refining section, tankage, rental items, and any buildings affixed to the real property. The specifics of the equipments and material in CDF are described in ANNEX 4 hereto.

6.	“CDF DOCUMENTS” means all the documents and drawing used in the design and operation of COF including PFDS and P&IDS as well as other engineering documents as described in ANNEX 4.

7.	“CONFIDENTIAL INFORMATION” as used herein means:
(a)	the AGREEMENT, Annexes hereto and the terms thereof;

(b)
any written information of SELLER or BUYER, marked with “CONFIDENTIAL”, disclosed under or caused to be delivered as a part of the AGREEMENT, including any formula, pattern, compilation, program, apparatus, device, drawing, schematic, method, technique, know-how, process or pilot plant data, catalyst information, and other non-public information such as business plans, financial information.

8.
“GLOBAL TERRITORY’ means the worldwide territorial regions where certain limited rights in connection with the TECHNOLOGY may be granted under this AGREEMENT in a Fischer-Tropsch process, but specifically excluding territorial regions and any rights ascribed thereto in each of North America (including all related territories), South America, New Zealand, Australia, and India.

9.	“EFFECTIVE DATE” means the date described in Clause 13.2 of this AGREEMENT.

10.
“IMPROVEMENTS” means all patents, inventions, improvements, and/or optimization of any processes, equipment, catalyst or other knowledge derived from the use of the TECHNOLOGY by BUYER directly since the EFFECTIVE DATE. With respect to BUYER, IMPROVEMENTS will not include any information of BUYER’s existing prior to the EFFECTIVE DATE of this AGREEMENT and those developed without use or benefit of the CONFIDENTIAL INFORMATION of SELLER.

11.	“INITIAL TECHNOLOGY AGREEMENT” shall mean the Initial Technology Agreement entered into by SELLER and BUYER, dated June 3, 2008 with its Agreement No. XXX

12.
“INTELLECTUAL PROPERTY” shall include (1) all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of the TECHNOLOGY, and (2) all unpatented trade secrets, formula, composition, device, catalyst, apparatus, technology, know-how, operating technique, improvement, modification, or enhancement which are not in the public domain relating to the use, operation, or commercialization of the TECHONOLOGY, whether patentable or not, including, without limitation, patents, copyrights, and CONFIDENTIAL INFORMATION and further including the full scope and content of the tangible property included therein and produced therefrom, e.g., drawings, prints, chemical formulae, prototypes, data, computer programs and software, and the like.

13.
“MOU” shall mean the Memorandum of Understanding entered into by SELLER and SINOPEC dated May 9th, 2008, which outlined the fundamental principals, economic terms and conditions regarding the TECHNOLOGY transfer, transfer of TECHNOLOGY DOCUMENTATION, CDF DOCUMENTS and CDF EQUIPMENTS AND MATERIAL.

14.
“PRC TERRITORY” means the territorial region of the People’s Republic of China where certain limited rights in connection with the TECHNOLOGY may be granted under this AGREEMENT to use the TECHNOLOGY with synthesis gas made from either coal, petroleum coke or petroleum pitch feedstock (or a combination thereof).

15.	“SINOPEC” means China Petroleum & Chemical Corporation, a Company incorporated in China with its principal offices located at No. 22 Chaoyangmen St. Chaoyang District, Beijing, l00728, China.

16.
“TECHNOLOGY” means the proprietary knowledge, INTELLECTUAL PROPERTY of SELLER, the TECHNOLOGY DOCUMENTATION and the CONFIDENTIAL INFORMATION possessed by SELLER about the Fischer-Tropsch process that is granted as a right to use to BUYER under this AGREEMENT within the GLOBAL TERRTTORY and the PRC TERRITORY.

17.
“TECHNOLOGY DOCUMENTATION” means the technical manuals, design manual, design documents, taken together with their drawings and indexes, which describe and explain the proprietary knowledge of SELLER, and included all the documents described in the ANNEX 3.

18.
“TECHNICAL SUPPORT” means the engineering and/or operational services available from SEl.LER that are specifically related to the TECHNOLOGY and offered to BUYER on a ratable basis as per the rate schedule and terms set out in ANNEX 7. In any event, such support and services shall be limited to support of the TECHNOLOGY as supplied by SELLER under this AGREEMENT.

19.
“UPDATES” means developments relating to the TECHNOLOGY which will be conveyed by SELLER to BUYER, including patents, inventions, improvements, and/or optimization of any processes, equipment, catalyst or other knowledge derived from the use of the TECHNOLOGY by SELLER directly since the EFFECTIVE DATE.

CHAPTER 1
OBJECT OFAGREEMENT
1.	The Items of transfer
XXX

NO.	Item
XXX
XXX
XXX
XXX
XXX

XXX

XXX

XXX

XXX

XXX

1.2	Rights of TECHNOLOGY use

On the condition of payment as per CHAPTER 3, SELLER shall grant BUYER the following right:
(a)
An unlimited volume, non-exclusive right to directly use the TECHNOLOGY within PRC TERRITORY for application in a Coal- to-Liquids (CTL), or petroleum coke, or petroleum pitch (or a combination thereof) process facility;

(b)
An unlimited volume, non-exclusive right to use the TECHNOLOGY in GLOBAL TERRITORY in a CTL process facility. Without the consent of SELLER, BUYER is prohibited in all cases from using or licensing the TECHNOLOGY in North America (including all related territories), South America, New Zealand, Australia and India.

(c)
Grants under this paragraph 1.2 sub-paragraphs (a) and (b) shall be applicable only if BUYER has a direct, controlling, operating share in a project utilizing the TECHNOLOGY. A direct, controlling operating interest is defined as a minimum of greater than 25% shareholding in a project and operatorship of such project.

1.3	SELLER agrees not to invoke its patent rights and BUYER has the unlimited right to use as long as the TECHNOLOGY are used in the locations described above and for the purposes described herein.

CHAPTER 2
PRICE
2.1	The total AGREEMENT price including Fee for TECHNOLOGY and, TECHNOLOGY DOCUMENTATION and Fee for CDF DOCUMENTS (hereafter referred to as the Total Price), shall be XXX.

2.2	The above-mentioned price is a firm and fixed price.

2.3	Total Price stated in Clause 2.1 hereof is based on delivery by international courier service to the address as per clause 4.1.

2.4
Unless otherwise specified in AGREEMENT, all the expenses for either PARTY to dispatch personnel to and maintain them at the other PARTY in performing AGREEMENT shall be borne by the PARTY, which dispatches such personnel. The TECHNICAL SUPPORT should be implemented according to CHAPTER 6.

CHAPTER 3
PAYMENT AND TERMS OF PAYMENT
3.1
All payments either by BUYER to SELLER or by SELLER to BUYER under AGREEMENT shall be made by telegraphic transfer in US Dollars. Any payment by BUYER to SELLER shall be effected through Bank of China, Head Office to Bank of Oklahoma. Any payment by SELLER to BUYER shall be effected through Bank of Oklahoma to the Bank of China, Head Office. All the documents of payment made by either SELLER or BUYER shall be transferred through both PARTY’s banks.

All the banking charges for the execution of this AGREEMENT incurred in People’s Republic of China shall be borne by BUYER, while those incurred outside of People’s Republic of China shall be borne by SELLER.

3.2	Total Price as per Clause 2.1 of AGREEMENT, viz. XXX shall be paid by BUYER to SELLER according to the following schedule, terms and proportions:

3.2.1	The advanced payment, viz. XXX has been paid to SELLER in INITIAL TECHNOLOGY AGREEMENT.

3.2.2	XXX shall be paid by BUYER to SELLER within thirty (30) days after BUYER has received the following documents and found them in order.
(a)	Two copies of the letter signed by both PARTIES indicate the completion of package of TECHNOLOGY DOCUMENTS and CDF DOCUMENTS as per Clause 4.4.

(b)	Three original and two copy commercial invoice;

(c)	Five (5) signed copies of proforma invoice issued by SELLER covering the Total Price as per Clause 2.1 of AGREEMENT.
3.2.3	XXX shall be paid by BUYER to SELLER after delivery of TECHNOLOGY DOCUMENTS and CDF DOCUMENTS and within thirty (30) days after BUYER has received the following documents and found them in order.
(a)	Two copies of the Acceptance Certificate for Documents as per Clause 4.4 AGREEMENT

(b)	Three original and two copy commercial invoice;

CHAPTER 4
DELIVERY AND TERMS OF DELIVERY
4.1
SELLER shall deliver TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS to BUYER in the English language by means of one (1) hard copy and two (2) electronic copies in accordance with the contents, quantity and time stipulated in ANNEX 3, 4 to AGREEMENT by international courier service, to the attention of:

          XXX

4.2
The risk of TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS shall be transferred from SELLER to BUYER after its arrival at above-mentioned address of Clause 4.1. The arrival date of TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS at above-mentioned address shall be considered as the actual date of delivering TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS.

4.3
One (1) week before dispatching TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS, SELLER shall inform BUYER by fax of the approximate number of parcels, packing list, gross weight and the expected date of dispatching. Within twenty-four (24) hours after the dispatching of TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS, SELLER shall inform BUYER, by fax of the dispatching date, weight and number of parcels, detailed list.

4.4
Before the delivery of the TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS, BUYER will assist SELLER to sort, check and pack all the TECHNOLOGY DOCUMENTS and CDF DOCUMENTS, after the TECHNOLOGY DOCUMENTS and CDF DOCUMENTS is sealed in the packing box, both sides will sign a letter indicating the completion of package of TECHNOLOGY DOCUMENTS and CDF DOCUMENTS.

After receiving the TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS, BUYER will check them and within one week, BUYER will provide an Acceptance Certificate for Documents to SELLER, if there is no material shortage or damage in the delivered TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS representing a manifest defect.

In case there is any loss, shortage or damage in the delivered of TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS, SELLER shall deliver replacements by international courier service at his own expenses, within seven (7) days after the receipt of BUYER’S notification.

4.5
TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS to be delivered shall be properly packed to withstand the long-distance transportation and numerous handlings and to protect them from moisture and rain. Two copies of detailed list of TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS shall be enclosed in each parcel of TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS, denoting the serial No., code number, designation and pages of the TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS.

4.6
Should TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS be damaged or lost due to SELLER’S improper packing and/or inadequate protective measures before shipping, SELLER shall be responsible for the replacement of the damaged or lost documents.

4.7	Wood packing is prohibited for TECHNOLOGY DOCUMENTATION and CDF DOCUMENTS.

4.8	SELLER has provided in ANNEX 2 a list of issued and registered patents pertaining to the TECHNOLOGY. One copy of patents shall be supplied within one (1) month of EFFECTIVE DATE by SELLER.

CHAPTER 5
RESTART OF CDF
5.1
BUYER shall reinstall and commission the demonstration facility in a similar manner to the CDF at its expense at its new location in the PRC TERRITORY (“CDF Restart”) within XXX from the EFFECTIVE DAY. BUYER shall operate CDF more than XXX but not continuously. SELLER will provide necessary TECHNICAL SUPPORT if required by BUYER.

5.2	For a period of ten (10) years after CDF Restart, BUYER shall supply to SELLER data and technology developments from the use of CDF in an electronic format in the English language.

5.3
For a period of ten (10) years after the CDF Restart, SELLER will have the right to use the CDF in PRC TERRITORY as is necessary. BUYER hereby agrees to supply CDF operations services on a commercially available basis to SELLER. BUYER shall have the right to use such acquired data and results.

CHAPTER 6
TECHNICAL SUPPORT AND COOPERATION
6.1
During the term of this AGREEMENT, BUYER will become a qualified Fischer-Tropsch cobalt catalyst supplier (bench scale) with a target schedule of XXX and aim to be the preferred supplier of SELLER Fischer-Tropsch catalyst.

6.2
From time to time during the term of this AGREEMENT, SELLER will, upon the request from BUYER, supply BUYER with TECHNICAL SUPPORT pertaining to the TECHNOLOGY. The type and scope of the TECHNICAL SUPPORT, their mode and place of performance and other relevant details, if not specifically laid down hereinafter, shall be agreed upon between the PARTIES at the time such services are requested by BUYER or its AFFILIATES.

6.3
The TECHNICAL SUPPORT to be provided by SELLER hereunder shall be rendered in the English language, and, in performing any TECHNICAL SUPPORT, SELLER will endeavor to apply the latest knowledge available at the time of delivery such TECHNICAL SUPPORT.

6.4
TECHNICAL SUPPORT shall be supplied and paid for on a reimbursable basis as per the terms and rates defined in ANNEX 7 attached hereto; furthermore, any performance of the TECHNICAL SUPPORT by SELLER is conditioned upon the full and punctual payment by BUYER of all remunerations to be paid to SELLER under this AGREEMENT and in connection with rendering TECHNICAL SUPPORT.

6.5
When and where TECHNICAL SUPPORT is required, SELLER shall XXX. In addition, SELLER’s applicable labor rates are subject to annual adjustments commencing from January 1, 2009, with such adjustment based upon the Consumer Price Index published by the United States Bureau of Labor Statistics, or its successor if the CPI shall no longer be published.

6.6
The PARTIES agreed to form a committee for the purpose of addressing and reviewing research and development, which shall be attended by representatives of BUYER and SELLER. The function of the committee, place of performance their duties and other relevant details shall be agreed upon between the PARTIES in proper time. The cost of operating the committee shall be borne by each PARTY respectively.

CHAPTER 7
WARRANTYAND LIABILITY
7.1	SELLER warrants as follows, that as of the EFFECTIVE DATE of the AGREEMENT and to the best of SELLER’s knowledge, without SELLER having conducted any special investigation:
(a)	The TECHNOLOGY, TECHNOLOGY DOCUMENTATION, CDF DOCUMENTS, INTELLECTUAL PROPERTY of SELLER, mentioned in the AGREEMENT are in the legal, full and sole ownership of SELLER;

(b)
The TECHNOLOGY of SELLER’s are valid and legal on which SELLER has the right of freedom of operation in U.S.A., and the TECHNOLOGY of SELLER does not infringe upon any third party’s patents as well as the existing agreement with any third party in the U.S.A.

(c)
SELLER has a legal and unrestricted right and authority to disclose, grant and transfer the TECHNOLOGY, TECHNOLOGY DOCUMENTATION, CDF DOCUMENTS and INTELLECTUAL PROPERTY of SELLER to BUYER without accounting to any third party and without infringing any third party’s INTELLECTUAL PROPERTY right due to SYNTROLEUM’s right of freedom of operation in the U.S.A.

(d)
Except as stipulated in ANNEX 2, there are no contracts, agreements or commitments with any third party which might limit any rights granted to BUYER under this AGREEMENT. If the limitation is substantial or seriously influence the use by BUYER of TECHNOLOGY, TECHNOLOGY DOCUMENTATTON, CDF DOCUMENTS, SELLER shall be responsible to compensate damage to BUYER.

(e)
TECHNOLOGY, TECHNOLOGY DOCUMENTATION, CDF DOCUMENTS, INTELLECTUAL PROPERTY of SELLER, and know-how shall contain the most up-to-date information practiced by SELLER and are complete, accurate and sufficient to meet the technical and economic standards and criteria set forth in ANNEX 5 of this AGREEMENT.

(f)	SELLER warrants that the Technology Export Certificate as per ANNEX 8 is effective and valid.
7.2	SELLER warrants that, after the EFFECTIVE DATE it shall not export, re-export, or transfer the IMPROVEMENTS from BUYER to the third party which Chinese law and regulation prohibited at that time.

7.3	BUYER warrants that, after the EFFECTIVE DATE it shall not export, re-export, or transfer the TECHNOLOGY to a PROHIBITED PERSON, PROHIBITED COUNTRY, AND PROHIBITED END USER.

“PROHIBITED COUNTRY” means any country that is or may from time to time be the subject of U.S. trade sanctions, including sanctions established or maintained under any of the regulations of the Office of Foreign Assets Control (“OFAC”) administered by the U.S. Treasury Department, 31 CFR Parts 500-598, and any country to which an export, re-export or transfer of the TECHNOLOGY, EQUIPMENT AND MATERIALS, or AGREEMENT PRODUCTS would be restricted under the Export Administration Regulations (“EAR”) administered by the U.S. Commerce Department, 15 CFR Parts 730-774.

“PROHIBITED END USER” means any person that is engaged in activities related to the proliferation of weapons of mass destruction, including without limitation, the design, development, production or use of nuclear, chemical or biological weapons or missiles.

“PROHIBITED PERSON” means (i) any person that has been determined by competent U.S. authority to be the subject of the prohibitions in any of the Laws and Regulations; (ii) a person identified on a U.S. Government List; (iii) the government, including any political subdivision, agency, instrumentality or national thereof, of any PROHIBITED COUNTRY; or (iv) a person who acts on behalf of or is owned or controlled by the government of a PROHIBITED COUNTRY.

7.4
Limited Liability. The obligations, warranties and liabilities assumed by SELLER, BUYER and their AFFILIATES under this AGREEMENT are limited to those expressly specified in this AGREEMENT. Neither SELLER nor BUYER shall be liable to the other PARTY for any indirect or consequential damages or losses, such as but not limited to loss of revenue, loss of use, loss of production, trading losses, or loss of capital costs.

7.5
SELLER shall bear full legal and economic responsibility and liability, and shall resolve and settle any suits and/or claims by any third party, if such suits and/or claims arise from SELLER’s obligation described in 7.1 (b) and (c), arising solely from the use of the TECHNOLOGY by BUYER and/or BUYER’s Affiliate, and shall ensure BUYER to continue the undisturbed use of the rights.

7.6
The PARTIES should comply with the obligations, warranties and liabilities assumed by each PARTY under this AGREEMENT. In case there are any breach by any PARTY, the PARTY who make the breach will compensate the direct damage and loss with proven evidence to the other PARTY unless it gets written excuse by the other PARTY.

7.7
Indemnities. Both BUYER and SELLER agree to indemnify, defend and hold harmless the other PARTY (including their officers, directors, employees, representatives and subcontractor, and those of their AFFILIATES) from and against any losses arising out of any property (real or personal) damages, personal injuries or death caused by such PARTY or its representatives, provided that such indemnity shall not apply to the gross negligence, willful misconduct or illegal acts.

CHAPTER 8
IMPROVEMENTS AND UPDATES
8.1	The ownership and right of IMPROVEMENTS or UPDATES with regards to the TECHNOLOGY belongs to the PARTY who made the IMPROVEMENTS or UPDATES.

8.2
For ten (10) years from the EFFECTIVE DATE, if SELLER has made any UPDATES with regard to the TECHNOL.OGY, SELLER will provide BUYER with annual update information in English language for the improvements with regards to the TECHNOLOGY.

8.3
For ten (10) years from the EFFECTIVE DATE, if BUYER has made any IMPROVEMENTS with regard to the TECHNOLOGY, BUYER will provide SELLER with annual update information in English Language for the improvements with regards to the TECHNOLOGY.

8.4	SELLER shall have the right to use the IMPROVEMENTS from BUYER, provided that:
(a)
The right to use the IMPROVEMENTS from BUYER refers to the right to sublicense to the third party to be used in commercial scale unit. In any case, the third party who got the sublicense should have no major interest conflict with main business of BUYER within the P.R.C Territory. Besides, SELLER should get a prior written approval from BUYER.

(b)
SELLER uses BUYER and/or BUYER’s AFFILIATES engineering support for the process engineering directly related to the IMPROVEMENTS, which support shall be supplied at the most favorable rates to SELLER based on BUYER’s related commercial activities then in force; and

(c)
As for IMPROVEMENTS used outside China, SELLER shall pay BUYER XXX royalty received from third party that is in excess of XXX of the price of Brent crude oil (see Example Royalty Calculation in Table 1 below)

Table 1

Example Royalty Calculation
XXX	XXX	XXX
(d)	As for IMPROVEMENTS used within China, any running royalty derived from the use of the IMPROVEMENTS shall be shared XXX by SELLER and BUYER, XXX.
8.5
SELLER and BUYER each agrees that they will take all actions and execute all documents and will cause their employees, agents and contractors to take all actions and execute all documents as are necessary or appropriate to carry out the provisions of this chapter 8.

8.6
The rights to use the IMPROVEMENTS granted by BUYER to SELLER under this AGREEMENT shall not be interpreted as granting any proprietary rights in the IMPROVEMENTS to SELLER. Any proprietary rights or titles with respect to the IMPROVEMENTS, including any existing patent rights, shall remain with BUYER. SELLER acknowledges that BUYER owns or controls and has a proprietary interest in the IMPROVEMENTS from BUYER. SELLER hereby agrees that, unless otherwise specifically provided herein or unless BUYER has consented in writing, it will not use or apply for the registration of any copyrights, trademarks or patents with respect to the IMPROVEMENTS from BUYER.

8.7
The rights to use the UPDATES granted by SELLER to BUYER under this AGREEMENT shall not be interpreted as granting any proprietary rights in the UPDATES to BUYER. Any proprietary rights or titles with respect to the UPDATES, including any existing patent rights, shall remain with SELLER. BUYER acknowledges that SELLER owns or controls and has a proprietary interest in the UPDATES from SELLER. BUYER hereby agrees that, unless otherwise specifically provided herein or unless SELLER has consented in writing, it will not use or apply for the registration of any copyrights, trademarks or patents with respect to the UPDATES from SELLER.

CHAPTER 9
CONFIDENTIALITY
9.1
BUYER agrees that any CONFIDENTIAL INFORMATION disclosed by SELLER or an Affiliate of SELLER, directly to BUYER during the term of this AGREEMENT will be kept confidential by BUYER for a period of ten (10) years after the date of each disclosure, but not to exceed five (5) years after the termination of this AGREEMENT. BUYER will treat CONFIDENTIAL INFORMATION with the same standard of care BUYER uses to protect its own CONFIDENTIAL INFORMATION and will not disclose, copy, or duplicate CONFIDENTIAL INFORMATION except for internal use. CONFIDENTIAL INFORMATION will be used by BUYER solely as it relates directly to this AGREEMENT, and for no other purpose.

BUYER may disclose any of the CONFIDENTIAL INFORMATION to an Affiliate of BUYER or a third party in CDF dismantlement and restart, provided that the third party has a need to know, and such third party has agreed in writing to be bound by obligations of confidentiality no less restrictive than those contained in this AGREEMENT.
9.2
SELLER agrees that any CONFIDENTIAL INFORMATION disclosed by BUYER or an Affiliate of BUYER, directly to SELLER during the term of his AGREEMENT will be kept confidential by SELLER for a period of ten (10) years after the date of each disclosure, but not to exceed five (5) years after the termination of this AGREEMENT. SELLER will treat CONFIDENTIAL INFORMATION with the same standard of care SELLER uses to protect its own similar confidential information and will not disclose, copy, or duplicate CONFIDENTIAL INFORMATION except for internal use. CONFIDENTIAL INFORMATION will be used by SELLER solely as it relates directly to this AGREEMENT, and for no other purpose.

SELLER may disclose any of the CONFIDENTIAL INFORMATION to an Affiliate of SELLER, provided that the Affiliate has a need to know, and such Affiliate has agreed in writing to be bound by obligations of confidentiality no less restrictive than those contained in this AGREEMENT.

9.3
A PARTY will not be subject to the restrictions set forth herein as to the disclosure, duplication or use of disclosed CONFIDENTIAL INFORMATION, which the receiving PARTY can prove by competent evidence:

(a)	was already known to the receiving PARTY or its AFFILIATES prior to the disclosure thereof by the disclosing PARTY;
(b)	is or becomes part of the public knowledge or literature without breach of this AGREEMENT by the receiving PARTY but only after it becomes part of the public knowledge or literature;
(c)
will otherwise lawfully become available to the receiving PARTY or its AFFILIATES from a third party but only after it becomes so available and provided the third party is not under obligation of confidentiality to disclosing PARTY.

9.4
The receiving PARTY will limit access to the CONFIDENTIAL INFORMATION disclosed to it to those employees of the receiving PARTY or its AFFILIATES who reasonably require the same and who are under a legal obligation of confidentiality on the terms set forth in this AGREEMENT. The receiving PARTY will be responsible to the disclosing PARTY for the performance by its employees and its AFFILIATES of their confidentiality obligations.

9.5
In the event that a receiving PARTY is requested or required by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process to disclose any such CONFIDENTIAL INFORMATION, the receiving PARTY will provide the disclosing PARTY with prompt written notice of such request or requirement prior to making the requested disclosure, and will cooperate with the disclosing PARTY so that the disclosing PARTY may seek a protective order or other appropriate remedy or, if the disclosing PARTY so elects, waive compliance with the terms of this AGREEMENT. In the event that such protective order or other remedy is not obtained, the receiving PARTY may disclose only that portion of the CONFIDENTIAL INFORMATION that the disclosing PARTY is advised by counsel is legally required to be disclosed and request confidential treatment of such information by the appropriate judicial authority.

9.6
The PARTIES agree that they will each take all actions necessary or appropriate to carry out the provisions of this AGREEMENT or to assist each other in securing protection of INTELLECTUAL PROPERTY and CONFIDENTIAL INFORMATION referenced herein.

9.7
It is recognized that public announcements of the material terms regarding this AGREEMENT may be necessary upon execution to comply with the rules and regulations of the U.S. Securities Exchange Commission, or any public securities exchange. In such instance, each PARTY agrees to provide written notice to the other PARTY of the content of any proposed disclosure, press release, or other announcement relating to this AGREEMENT at least three (3) working days prior to its intended release.

9.8
The copy rights of all documentation provided by SELLER as per this AGREEMENT, including all manuals, drawings, designs, specifications, formulation, methods, procedures, etc., which were made or owned by SELLER, shall remain with SELLER; BUYER will have the right to use the same only for the purpose of this AGREEMENT.

9.9
The copy rights of all documentation provided by BUYER as per this AGREEMENT, including all manuals, drawings, designs, specifications, formulation, methods, procedures, etc., which were made or owned by BUYER, shall remain with BUYER; SELLER will have the right to use the same only for the purpose of this AGREEMENT.

9.10	After the expiration and termination of AGREEMENT, BUYER shall still have the right to use the TECHNOLOGY.

CHAPTER 10
FORCE MAJEURE
10.1
Should either PARTY be prevented from executing AGREEMENT due to the case of force majeure such as war, serious fire, flood, typhoon, earthquake, terrorism, government priorities, and other cases, which will be recognized by PARTIES, implementing AGREEMENT shall be extended by a period equivalent to the effect of the occurrences. Either PARTY shall have no right to claim the other PARTY any loss caused due to the case of force majeure.

10.2
The prevented PARTY shall inform the other PARTY as soon as possible by fax and airmail by registered letter with evidence of the occurrence of force majeure at latest within fourteen (14) days from the occurrence. The other PARTY should check and acknowledge this letter.

10.3
The prevented PARTY shall inform the other PARTY as soon as possible by fax of the termination or elimination of the case of force majeure and confirm the information by registered airmail letter. After the termination or elimination of the case of force majeure, PARTIES shall respectively continue to implement all the responsibilities stipulated in AGREEMENT.

10.4	Should the case of force majeure continue more than ninety (90) consecutive days, the PARTIES have the right to cancel the AGREEMENT.

CHAPTER 11
TAXES AND DUTIES
11.1
All taxes, duties and other duties in connection with the execution of AGREEMENT levied by the Government of People’s Republic of China on BUYER in accordance with the tax laws in effect shall be borne by BUYER.

11.2
All the taxes, duties and other duties in connection with and in the execution of AGREEMENT levied by the Government of People’s Republic of China on SELLER in accordance with the tax laws in effect shall be borne by SELLER. The related tax to be levied on SELLER will be deducted from the payment under Chapters 2 and 3 of AGREEMENT by BUYER and on behalf of SELLER paid to Chinese Tax Authority.

11.3
All individual income taxes levied by the Chinese Government under “Individual Income Tax Law of the People’s Republic of China” on SELLER’s personnel present in China shall be borne by SELLER or its personnel.

11.4	All taxes, customs, duties and other duties missing outside People’s Republic of China in connection with the execution of AGREEMENT shall be borne by SELLER.

CHAPTER 12
ARBITRATION AND GOVERNING LAW
12.1
Except as otherwise provided herein, all disputes arising from the execution of, or in connection with, the AGREEMENT shall be settled through friendly consultation between the PARTIES. If no settlement can be reached through consultation within ninety (90) calendar days after either PARTY has given written notice to the other PARTY of the existence of a dispute under this Clause 12, the dispute shall be submitted to arbitration.

12.2
The arbitration shall take place in Singapore International Arbitration Centre in Singapore, and the arbitration shall be conducted according to the procedures and rules of the International Chamber of Commerce (“ICC”), in accordance with the statutes of the said institution.

(a)	The arbitration award shall be final and binding upon PARTIES and PARTIES shall execute the award accordingly.
(b)	The arbitration fee shall be borne by the losing PARTY or as otherwise determined by the arbitration panel according to the responsibilities of the PARTIES.
(c)	In the course of arbitration, the present AGREEMENT shall be executed continuously by PARTIES except the parts under the arbitration.
12.3
Except as otherwise provided herein, disputes related to this AGREEMENT shall be governed by and construed in accordance with the laws of Singapore. But in the event that there is no published and publicly available law in Singapore governing a particular matter relating to this AGREEMENT, reference shall be made to general international commercial practices.

CHAPTER 13
MISCELLANEOUS
13.1
After signing this AGREEMENT, each PARTY shall have forty-five (45) calendar days to obtain the necessary approval and ratification from its governing entities to enter into this AGREEMENT if so required under applicable law or the PARTY’s corporate structure, and each PARTY shall notify the other when such approval or ratification has been granted by such governing entities.

13.2
The later date of BUYER’s or SELLER’s official notification will be taken as EFFECTIVE DATE of AGREEMENT. PARTIES shall inform each other by fax followed by registered airmail to confirm EFFECTIVE DATE of AGREEMENT.

ANNEXES 1 to 8 to AGREEMENT are integral parts of AGREEMENT and shall have the same force as AGREEMENT itself. However, in case certain content of ANNEX to AGREEMENT is not in conformity with the Definitions and/or Chapters 1 to 14 of AGREEMENT, the Definitions and Chapters 1 to 14 of AGREEMENT shall prevail.
13.3
Any amendment, supplement and alteration to the terms and conditions of AGREEMENT shall be made in written form and signed by the authorized representatives of PARTIES upon an AGREEMENT reached between PARTIES through consultation. They shall form integral parts of AGREEMENT, and shall have the same force as AGREEMENT itself. However, such amendment, supplement and alteration shall not release either PARTY from its responsibility and liability stipulated in AGREEMENT unless otherwise stipulated in such amendment, supplement and alteration.

13.4
No assignment, concession, transfer or revealment of any right or obligation arising under AGREEMENT shall be made by either PARTY to a third party without the prior written consent of the other PARTY.

13.5
This AGREEMNET is effective only between SELLER and BUYER. In case of alteration of legal entity of any party with exception of acquisition, all the rights and obligations of this party under the AGREEMENT shall terminate automatically excluding the Clauses of Chapter 9. Meanwhile, all the rights and duties under the AGREEMENT of this party can not be transferred and inherited without written permission of the other party.

13.6
This AGREEMENT shall be valid for the term of ten (10) years after the EFFECTIVE DATE. If upon expiration of this AGREEMENT there remains any outstanding obligation of any PARTY to be performed the term of this AGREEMENT shall be extended for a period of time mutually agreed between the PARTIES necessary for the performance of such obligation. After termination of this AGREEMENT, BUYER shall remain entitled to continue using the TECHNOLOGY, knowledge and experience obtained under this AGREEMENT subject to the limitations expressed in this AGREEMENT. However, any unsettled credit and debt under AGREEMENT shall not be affected by the termination of AGREEMENT. The debtor shall still effect his obligation of reimbursement to the creditor.

13.7
This AGREEMENT is signed and executed by SELLER on the one part and BUYER, an Affiliate of SINOPEC, acting on behalf of SINOPEC on the other part. This AGREEMENT is in six (6) originals in both Chinese and English languages, three (3) originals in each language for each PARTY. Both language versions shall be equally authentic.

13.8	All previous oral and/or written statements, documents, letters and other forms of correspondence between PARTIES shall automatically become null and void after the date of signing AGREEMENT.
13.9
Expectations of the PARTIES. Each of BUYER and SELLER agree that the PARTIES must act in accordance with the principle of good faith, fair dealing, and equitable treatment whether exercising rights or performing obligations hereunder this AGREEMENT.

13.10
Merger. This AGREEMENT, together with the ANNEX, merges and supersedes all prior discussions, agreements and understanding, including but not limited to MOU, INITIAL TECHNOLOGY AGREEMENT, and any verbal or written communications between the PARTIES regarding the transfer of the TECHNOLOGY, TECHNOLOGY DOCUMENTATION, and any TECHNICAL SUPPORT to be provided hereunder.

13.11
Waiver. The failure of a PARTY at any time to require performance by the other PARTY of any provision hereof shall in no way affect the full right to require such performance at any time thereafter. The waiver by a PARTY of a breach of any provision hereof shall not constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself. The failure of a PARTY, in the exercise of any power, right or privilege hereunder shall not constitute a waiver of such power, right or privilege.

13.12
Severability. Should any provision of this AGREEMENT be invalid or unenforceable under any applicable laws or regulations, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, that in such case the PARTIES oblige themselves to use their best efforts to achieve the purpose of the invalid provisions through negotiation and execution of a new and legally valid substitute provision.

13.13
Section Headings, Table of Contents. The Table of Contents, section headings and other headings contained in this AGREEMENT are for reference purposes only and are in no way intended to define, interpret, describe or limit the scope, extent or intent of this AGREEMENT or any provision hereof.

13.14	All communications between both PARTIES in the execution of AGREEMENT shall be made in English. Formal information shall be made in written form and sent by registered airmail.

CHAPTER 14
ADDRESS
Any notice or other communication required to be given under this AGREEMENT shall be given to either PARTY to the following addresses by airmail, email or telefax. Important notices in which rights and/or obligations of either PARTY are involved shall be given by registered airmail or internally recognized courier (DHL, FedEx, etc), and such notices shall be deemed to have been validly given seven (7) calendar days after the post mark date of the notice. Correspondence between the PARTIES will be in English. The addresses for exchange of correspondence of the PARTIES hereto are as follows:
BUYER:
XXX
China Petrochemical International Company Limited
Communication Address: No. 22, North Street, Chaoyangmen, Chaoyang
Distr., Beijing, 100728, P.R. China
XXX
XXX
XXX
SELLER:
Mr. Gary Roth
Syntroleum Corporation
ADDRESS: 5416 South Yale Avenue, Suite 400 Tulsa, Oklahoma 74135
Attn.: President
Tele: fax: 001-918 592 7979
Email: groth@syntroleum.com

SIGNATURE:

The Seller:	The Buyer:

For and on behalf of	For and on behalf of

By: Syntroleum Corporation	By: China Petrochemical International Co., Ltd

/s/ Gary Roth	For and on behalf of China Petrochemical International Limited
Name: Gary Roth	Name:

Title: CEO	Title:

Date: 12/15/08	Date: 12/15/08

ANNEX 1: TECHNOLOGY DESCRIPTION
1.1.	XXX
XXX
1.2	XXX
XXX
1.3	XXX
XXX

ANNEX 2: INTELLECTUAL PROPERTY
2.1	XXX
XXX
2.2	XXX
XXX
2.3	XXX
XXX

ANNEX 3: TECHNOLOGY DOCUMENTS
3.1	XXX
3.2	XXX
XXX
XXX
XXX
XXX
XXX
XXX
XXX
XXX
XXX
3.3	XXX
XXX
XXX
XXX
XXX
XXX
XXX
XXX

3.4	XXX
XXX
XXX
XXX
XXX
XXX
3.5	XXX
XXX
XXX
3.6	XXX
XXX

ANNEX 4: CATOOSA DEMONSTRATION FACILITY (CDF)
4.1	XXX
4.2	CDF EQUIPMENT
XXX
XXX
XXX
XXX
XXX

ANNEX 5: TECHNOLOGY GUARANTEE
5.1	XXX
XXX
ANNEX 6: SOME TECHNOLOGY SPECIFICATIONS
6.1	XXX

6.2	XXX

6.3	XXX

ANNEX 7: RATE SHEET FOR TECHNICAL SUPPORT FROM SELLER
SYNTROLEUM shall provide engineering and operational technical services as requested by SINOPEC related to the items under the terms provided for in this Agreement. Such services shall be supplied and paid for on a reimbursable basis as per the terms defined in the attached rate sheet. XXX. Labor rates are subject to annual adjustments governed by the U.S.A. CPI movement beginning in January 1, 2009.
2008 Syntroleum Rate Sheet and General Terms and Conditions
The following apply to the rates for Syntroleum Personnel for each hour worked:
XXX

ANNEX 8: TECHNOLOGY EXPORT CERTIFICATE

08/16/2008
CCATS #: G065265
PAGE NO: 1

SYNTROLEUM CORPORATION
ATTN: EDWARD E. DYSON
C/O BAKER & MCKENZIE LLP
815 CONNECTICUT AVENUE NW
WASHINGTON, DC 20006

The following information is in response to your inquiry of 07/07/2008 requesting licensing information for:

Item	Export Control Classification Number and Paragraph	License Exceptions Available	Country Chart Column (reason for control)	LVS Dollar Value Limit
1) SYNTHETIC PETROLEUM PROCESS TECHNOLOGY, TECHNOLOGY FOR THE CONVERSION TO SYNTHETIC PETROLEUM OF CARBONACEOUS MATERIALS, INCLUDING BUT NOT LIMITED TO NATURAL GAS, LIQUEFIED PETROLEUM GAS, CRUDE OIL, PETROLEUM PITCH, PETROLEUM COKE, COAL,	EAR99			
MODEL NUMBER: SYNTHETIC PETRO PROCESS TECHNO				
2) (CONTINUED), BIOLOGICALLY DERIVED CARBON SOURCES, AND MUNICIPAL SOLID WASTE, VIA THE FISCHER TROPSCH				

See the other side of this form for information on determining which countries require a license for the above items. For Shipments to these destinations, an export license is required from the Bureau of Export Administration.

Items otherwise eligible for export or reexport under a License Exception or NLR (no license required) and used in the design, development, production or use of nuclear, chemical or biologicl weapons or missiles require a license for export or reexport as provided in part 744 of the Export Administration Regulations (EAR).

FOR INFORMATION CONCERNING THIS CLASSIFICATION CONTACT
ROBERT JUSTE
PHONE #: (202) 482-2845
BIS/STC/EL

BERNARD KRITZER
DIVISION DIRECTOR

ANNEX 8: TECHNOLOGY EXPORT CERTIFICATE UNITED STATES DEPARTMENT OF COMMERCE BUREAU OF INDUSTRY AND SECURITY WASHINGTON. DC. 20230 08/16/2008 COATS ;/: PAGE NO; 1 M CORPORATION ATTN: EDWARD E. DYSON C/0 BAKER & MCKENZIE LLP 815 CONNECTICUT AVENUE NW WASHINGTON. DC 20006 Information 15 in response to your inquiry of 07/07/ 2008 requesting information for- Control Classific Kuaoephang= 1.1 SYNTHETIC PETROLEUM PROCESS TECHNOLOGY. TECHNOLOGY FOR THE CONVERSION TO SYNTHETIC PETROLEUM OF CARBONACEOUS MATERIALS, INCLUDING BUT SO’l U«T?En TO NATURAL GAS, LIQUIFIED PETROLEUM CAS. CRUDE OIL, PETROLEUM PITCH, PETROLINK COKK, COAL, SYNTHETIC PETRO PROCESS TECHNO 2) (CONTINUED). BIOLOGICALLY DERI WED CARBON SOURCES AND HUNTCIPAl. SOLID WASTE, VIA TBOPSCH See the other side of _____ this form for information which countries M require a licence the above Top Shipments tp these destination, axport Iicnn^e i^ r*Rjirro *rmj th\« EUr«xu of dcfirt MmniStralian. I tefr-s oihtrvi’ist[1] ellgilj^Q For expor-l or- ree^or [ under a License E*ccpiicn or JILP Ino l i deii^gn. tl6v« ] ooiysn t , orotjuciion Of uni OF nciclcnr. chesical or blologiei wsapons cr ais Cfpccl or- rec^pp^t as provltitd 1n pji.-t 71* op tlie Export Atwnifilstrjlfen Recfjla;}on& (Et M rcrfUiruci and used in I cE ‘•CQU^rc o Hccr.Rt for BERWARO KillTZEIt DIVISION DIRECTOR OR 1KFORMATION CONCERNJKG THIS CLASSIFICATION <‘ONTACT SOBERT JUSTE PHONE #: BTS/STC/KL C81641 44 of 79

Make a graphic of UNITED STATES DEPARTMENT OF COMMERCE BUREAU OF INDUSTRY AND SECUHITV WASHINGTON. D.C. 20230 OS/16/2008 CCATS ;?: 0065265 I’AGE KO: 2 SVMTROLEUM CORPORATION ATTN; KDWAKD E. DYSON C/0 ISAfCliR b HCKENZIE LLP 815 CONNECT!CU1 AVESUE NW WASHINGTON, IK 7.0006 ! lowing !Hft;rRatl<M iff sh response 16 your inijUEry EH 0//Q7/2QQB * tieensing Inf Classirication snd paragraph txcepuons available clunn ollsr ain-t-irei t MODEL NUMBI-TH:
iiYKTHtTiC RETRO PROCESS TECHNO COMHRNTS FROrt LlCtN,S 1NCI OKFJCEH: ITKM f} THE DESCHJ fih’Ll TECHNOLOGY IS Cl.AESTFUCD EAR99, AND CAN BE SHIPPED USDEtt THE DESIGNATION NLR (NO UCEtfSK REQUIRED). SEE SECTION 7H2.S (A! (1) OF THE EXPORT ADMINISTRATION REGULATIONS (EAR), ITEMS aiilERWISK ELICIBLE FOR EXPORT UNDER NLR, HAY RKQIHBE A LICESSH IF Till; KXPORTER KNOWS OK IS INFORMED THAT THESE ItHMS WU.I, BF. 11SF.D IK ACTIVITIES RELATED TO NUCLEAR, G1EH1CAL, OR JUOI.DC1CAL Vll’.APONS, OP, KISSUES. PLEASE NOTE ALSO EAR99 ITEMS REQUIRE UCENSKS FOR TIIK EflBARGOKa DF-STTNATTONS, SF.E THE EXPORT ADMINISTRATIONS RECUI.ATIONS FOB DETA 1 I.S .
THE DESCRIBED rECFIMOLOCV IS CLASECFiED EAR39, AND CAN BE SKSPi’El) UNDER THE DESICNATIOn NLR (NO LICENSE REQUIRED). SEE SECTION 732.S (A) U> OF TiJE EXPORT AI>HISISTRATJOS’ REGULATIONS (EAR). ITEMS OTMEIWISE  _____  ELIGIBLE FOB KXPORT UHDES MJ-H. HAY RF,Q!iTRE A LtfENSE U: For s. ,ift ejiport license Is r?quircc frso tl^T; bvrttyj Df E*fp?rt hcieb othEruicc eligible far export ar rfcexpcrl untfer » utcenss ^iCKptton or HLB I no license rtqulrca’i 303 used I iiosiw. (JevclBfriant. pradyctlon or usa oi nucTcsr, cfKtniesi cr hiel&gicl WEiponff or ^Issues require a i tctnsc * export or ^•eSi’AW. is provliltrd *n part 7fl4 o( the t>.port JlSailn^^ratipn fljjgulalton^ UAR:. iiF.HNAKI) KR1TZER HJV1S10K urRSCTOR POSt JKFORMATfON CONCERNING THIS Cl-ASSIFiCATFON COHT/lCT ROBERT JUSTE PHONK S: BLS/STC/KL C81641 45 of

08/16/2008
CCATS #: G065265
PAGE NO: 3

SYNTROLEUM CORPORATION
ATTN: EDWARD E. DYSON
C/O BAKER & MCKENZIE LLP
815 CONNECTICUT AVENUE NW
WASHINGTON, DC 20006

The following information is in response to your inquiry of 07/07/2008 requesting licensing information for:

Item	Export Control Classification Number and Paragraph	License Exceptions Available	Country Chart Column (reason for control)	LVS Dollar Value Limit
THE EXPORTER KNOWS OR IS INFORMED THAT THESE ITEMS WILL BE USED IN ACTIVITIES RELATED TO NUCLEAR, CHEMICAL, OR BIOLOGICAL WEAPONS, OR MISSILES. PLEASE NOTE ALSO EAR99 ITEMS REQUIRE LICENSES FOR THE EMBARGOED DESTINATIONS, SEE THE EXPORT ADMINISTRATIONS REGULATIONS FOR DETAILS.				

See the other side of this form for information on determining which countries require a license for the above items. For Shipments to these destinations, an export license is required from the Bureau of Export Administration.

Items otherwise eligible for export or reexport under a License Exception or NLR (no license required) and used in the design, development, production or use of nuclear, chemical or biologicl weapons or missiles require a license for export or reexport as provided in part 744 of the Export Administration Regulations (EAR).

FOR INFORMATION CONCERNING
THIS CLASSIFICATION CONTACT
ROBERT JUSTE
PHONE #: (202) 482-2845
BIS/STC/EL

BERNARD KRITZER
DIVISION DIRECTOR

UNITED STATES DEPARTMENT OF COMMERCE BUREAU OF INDUSTRY AND SECURITY WASHINGTON, D.C. 20230 OS/16/2008 CCATE _____ ,?: 0065265 PAGE HO: 3 SYimOLEUM COBPORATrON ATTN: EDWARD E. DYSON C/0 BAKER i. KCKEBZIE Ll.P 815 CONNECT]CUT AVENUE NW WASHINGTON, tJC 20006 Information Is In respond to your inquiry at 07/rf7/2Qf>fl requesting licensing inf topcrt _____ Liq&f.sc _____ Cdvrrtry _____ i _____ UTS
Control _____ except ions _____ Chirl _____ j _____ C^l Uf
llfiffl _____ Classhf teat ion _____ Avail its ie Cftlusn I Vfl.lue
KLJirtep (reason <*r _____ j \.\-n\\
and F*pt*3g^fp^ wntrsl! j —— — THE BXPOnTEfl KNOWS OH [S 1NFORHKI) THAT THESE ITEMS WILL BE USED IN ACTIVITIES RELATED TO NUCLEAR, CHEMICAL, OR EltfLOOICAL WEAPONS, OH MISSILES. PLEASE NOTE ALSO EAR99 ITEMS REQUIRE LICENSES FOP. THE EMBARGOED DESTINATIONS, SEE THE EXPORT ADMINISTRATIONS KEGUI.ATIOKS ran details. sl’c lh« o’rer[1] 3ltl<? or thl.’. form ^or in<pnn>lien &n ^uicrmlnfnp uhtcli eaurttrifll; fcquir* n ‘ ican^c f^r the a^ove «^?R For srnlifc;’’.tfi to thcsu tfsstinsticns, an cxptri liccft’JU is rtqu*’’td from the flurtau ftl EKporl ftORini&lratiOfl. Itcus D^hei’wisc eligible top oxfHjrt Of rceipcrL undcf a Llccnsii E^cepilcn or NLR idft license reqtJlrftU.p j«d usct; in ceslgn. davel cpEer.t. privation cr us« of fiuclEAr, cheeic^t or biologic^ ueaporis cr ml Exiles rfcn^tr-E » license *or export Of risvport AS provifleci In p^rl 74i ot Lhfc Exporl Ailntni£trjitl6r! Regul^LteriLi !EARj. BERMABI) KR1TZKR OIVISIOH OIKBCTOR OR 1KKOHMAT10N COKCEItNIKK TFIIS CLASSIFICATION CONTACT KOflFRT JUSTE HONE $: (202) <i82—2S-’<5
BiS/STC/Et. C81641 46 of

Make a graphic of
this page f)«gf.i nations Reqiiirlnp a Lic&nse See the Commerce Country Chart (Supplement No. 1 to part 73S of the EAR) to determine Hhtch countries require a license. Use the Country Chart Coluran information given on the front of this form in conjunction with the Country Chart to determine the licensing requirements for your particular items, For items classified EAB99, se« pert 746 of the EAR to determine the licensing requirements. Applications for export Bust be submitted on Form BXA-74&P Application. Those forma may be obtained by calling (202) 482-3332, Assistance in filling out the form, or any aspect of exporting, is provided by the Export Counseling Division in Washington, D.C, at (262) 482-4B11 or the Western Regional Office In Kewport Beach California at (7l4) 660-0144. 1-icMiaa Exceptions Be aware that Ch« licensing requirements for some destinations may bo overcome by any License Exception for Mhich your items qualify. See part 740 of EAR for information on License Exceptions. The License Available column on the front of this form list* only those Licen.se Exceptions of the set GBS, CIV, CT?, TSR which ore applicable to your items. Other License Exceptions may apply, de-pending upon the circumstances of your intended transaction. C.qnt-rrtl -rlHaaLfi nation Htitsberin.^gyptem The ECCH numbering system is found in the Commerce Control List (CCL) part 77<t of the EAR. The CCL is ft comprehensive list that identifies oil xtema controlled and licensed by Commerce. Within th« CCL, entries are identified by an ECCN. Each entry specifies the license requirment* for the item, and the reason(a) for control. Please consult parts 738 and 774 of the EAR for specific information on ECCNs. ‘* KKort. PpjJLjiJ’Bt i on when an export is made, it is necessary for the exporter to show on the Shipper’s Export Declaration (form 7525-?; in block 21 either the license t. * »,< _____ *.. .i*..*_i _____ • * — _____ m^ _____ j _____ ^A. _____ ^ ^ _.,, _____ * _____ — t _____ u fc-L ^ _____ ..^l. ^ _____ i itt n _____ V ft t*flj “T S ? 5 _____ V _____ ,. _____ Printing District Offices (U.S. Dept. of ~S.CONTC81641 47 of